Exhibit 10.21

AMENDED LOAN AGREEMENT
----------------------

         AGREEMENT made on this 21st day of December, 2000, by and between Tengtu International Corp., a Delaware corporation ("Debtor"), and Orion Capital Incorporated, a corporation organized under the laws of Ontario ("Creditor").

                              W I T N E S S E T H :
                              ---------------------

         WHEREAS, Debtor and Creditor entered into a Loan Agreement dated November 17, 2000 (the "Original Loan Agreement") pursuant to which, among other things, Creditor loaned Debtor the principal sum of $500,000 and Debtor agreed to issue Creditor a warrant to purchase 100,000 shares of Debtor's common stock (the "Original Warrant"); and

         WHEREAS, Debtor and Creditor desire to amend the Original Loan Agreement to, among other things, refinance the initial $500,000 loan to Debtor, provide for an additional extension of credit to Debtor in the principal amount of $500,000, and to provide for the issuance of a warrant to purchase an additional 570,000 shares of Debtor's common stock (the "New Warrant" and together with the Original Warrant, the "Warrants"); and

         WHEREAS, Debtor and Creditor have agreed to enter into this Amended Loan Agreement which will supercede the Original Loan Agreement on the terms set forth herein;

         NOW, THEREFORE, in consideration of mutual covenants and promises contained in this agreement, Debtor and Creditor agree:

1. Loan Agreement. On the terms and subject to the conditions set forth in this Agreement, Creditor shall loan to Debtor, and Debtor shall borrow from Creditor, an aggregate amount equal to the sum of U.S.$1,004,743.93 (the "Loan"), consisting of (x) $500,000 principal amount that was loaned to Debtor by Creditor on November 17, 2000 pursuant to the Original Loan Agreement, (y) $4,743.93 representing accrued and unpaid interest on the amount referred to in clause (x) through the date hereof, and (z) an additional $500,000 principal amount that is being loaned to Debtor on the date hereof.

2. Loan Terms. In connection with the Loan, Debtor shall duly execute and deliver to Creditor a Promissory Note containing the terms, and substantially in the form, set forth in Exhibit A hereto (the "Note"). Upon the execution of this Agreement the Promissory Note previously delivered to Creditor by Debtor dated November 17, 2000 shall be superceded by the Note and shall be returned to Debtor and canceled.

3. Representations and Warranties. (A) Debtor hereby represents and warrants to Creditor as follows:

         (1) Organization. Debtor is a corporation duly organized, validly existing and in good standing under the laws of Delaware, and has full corporate power and authority to conduct its business as and to the extent now conducted and to own, use and lease its assets and properties. Debtor has full corporate power and authority to execute and deliver this Agreement and the Note, Warrants and the other documents, instruments and agreements entered into in connection herewith (together with the Note and the Warrants, the "Operative Agreements") and to perform its obligations hereunder and thereunder and to consummate the transactions contemplated hereby and thereby.

         (2) Authority; Due Authorization. The execution and delivery by Debtor of this Agreement and the Operative Agreements, and the performance by Debtor of its obligations hereunder and thereunder, have been duly and validly authorized by the Board of Directors of Debtor, no other corporate action on the part of Debtor or its respective shareholders being necessary. Each of the Agreements has been duly and validly executed and delivered by Debtor and constitutes, and upon delivery by Debtor of the Note and the Warrants, the Note and the Warrants will constitute, legal, valid and binding obligations of Debtor enforceable against Debtor in accordance with their terms.

         (3) No Conflicts. The execution and delivery by Debtor of this Agreement do not, and the execution and delivery by Debtor of the Operative Documents, the performance by Debtor of its obligations under this Agreement, the Operative Documents and the consummation of the transactions contemplated hereby or thereby will not:

                  (I) conflict with or result in a violation or breach of any of the terms, conditions or provisions of the certificate of incorporation or by-laws (or other comparable corporate charter document) of Debtor;

                  (II) conflict with or result in a violation or breach of any term or provision of any law or order applicable to Debtor or any of its assets and properties; or

                  (III) (a) conflict with or result in a violation or breach of,
(b) constitute (with or without notice or lapse of time or both) a default under, (c) require Debtor or any other person or entity to obtain any consent, approval or action of, make any filing with or give any notice to any person or entity as a result or under the terms of, or (d) result in the creation or imposition of any lien upon Debtor or any of its assets or properties under, any contract or license to which Debtor is a party or by which any of its assets and properties is bound.

         (4) Warrant. The issuance of the Warrants are not subject to any preemptive rights or rights of first refusal under the Delaware General Corporation Law or otherwise created by Debtor. The shares of Debtors $.01 par value per share common stock (the "Common Stock") issuable upon exercise of the Warrants have been duly and validly reserved for issuance and are not subject to any preemptive rights or rights of first refusal under the Delaware General Corporation Law or otherwise created by the Company, and when issued upon exercise of the Warrants in accordance with its terms such shares will be duly authorized, validly issued, fully paid and nonassessable.

         (B) Each individual that is a party to this Agreement hereby represents and warrants to Creditor as follows:

         (1) Authority. Such individual has full power and authority to execute and deliver, to perform his or her obligations under, and to consummate the transactions contemplated by this Agreement. This Agreement is a valid and legally binding obligation of such individual, enforceable against it in accordance with its terms.

         (2) Ownership of Common Stock. Such individual (x) is an "affiliate" of Debtor (as that term is defined in Rule 144 under the Securities Act of 1933, as amended), (y) solely owns (beneficially and of record) the number of shares of Common Stock set forth in Schedule 1 hereto, free and clear of all liens and other encumbrances, and (z) has owned such shares for a least one year prior to the date hereof. Such individual is not a party or subject to any stockholder agreement or other arrangement of any kind with respect to the shares of Common Stock.

         (C) Creditor hereby represents and warrants to Debtor that it is an "accredited investor" as that term is defined in Rule 501 of Regulation D under the Securities Act of 1933, as amended.

4.Covenants.
  ----------

         (1) Warrants. In consideration of Creditor's funding of the Loan, Debtor shall issue to Creditor the Warrants

               i. The first warrant shall be the Original Warrant to purchase 100,000 shares of Common Stock. The Original Warrant and any documentation relating thereto shall contain customary terms and conditions (including, without limitation, customary antidilution provisions) and shall be in form and substance acceptable to Creditor. The exercise price of the Original Warrant shall be U.S.$.30 per share and it shall be exercisable for a period of five (5) years from the date of issuance. Debtor represents and warrants that resale by Creditor of the shares of Common Stock into which the Original Warrant is exercisable is included in its registration statement on Form S-1 which was declared effective by the Securities and Exchange Commission on December 5, 2000 (the "Registration Statement").

               ii. The New Warrant shall be a warrant to purchase 570,000 shares of Common Stock. The New Warrant shall not have any registration rights. The New Warrant and any documentation relating thereto shall contain customary terms and conditions (including, without limitation, customary antidilution provisions) and shall be in form and substance acceptable to Creditor. The exercise price of the New Warrant shall be U.S.$.30 per share and it shall be exercisable for a period of five (5) years from the date of issuance.

         (2) In the event that (i) Debtor receives a loan with a term of less than one year from another creditor, (ii) on or before March 31, 2001, (iii) such creditor receives warrants to purchase Common Stock in connection with such loan and (iv) the warrant exercise price times the number of warrants received is greater than 20% of the principal loan amount, Creditor shall receive additional warrants such that Creditor and the new creditor receive the same number of warrants in proportion to the principal loan amount in accordance with the following example. In addition, if any other terms or conditions of the warrants issued to such other creditor are more favorable to such creditor than the terms of the Warrant, then the Warrant shall promptly be amended to incorporate the more favorable terms. The additional warrants shall also have a term of five years.

               Example: Debtor receives a loan of $500,000 and the creditor receives warrants to purchase 400,000 shares of Common Stock with an exercise price of $.30.

                        Calculations
                        ------------

                        Exercise price of warrants received by new creditor times the number of warrants received by new creditor ($.30 x 400,000) = $120,000 ("Warrant Dollar Amount")

                        New Creditor Warrant Percentage = Warrant Dollar Amount ($120,000) divided by principal amount of new loan ($500,000) = 24%

                        Excess Percentage = New Creditor Warrant Percentage minus 20% = 4%

                        Additional Warrants = Excess Percentage (4%) times principal amount of Creditor's Loan ($500,000) divided by exercise price of Creditor's warrants ($.30) = 66,666.67

         (3) Security. To induce Creditor to enter into this Agreement and to extend credit hereunder and to secure payment when due (whether at stated maturity, by acceleration or otherwise) of the principal and interest under the Note, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each of the individuals identified in
               Schedule 1 hereto hereby pledges and grants to Creditor a security interest in all of such individual's right, title and interest in the number of shares of Common Stock identified opposite such individuals name on Schedule 1 hereto (the "Stock") and agrees to deliver to Creditor the stock certificates (with stock powers executed in blank) representing such shares and a pledge and security agreement relating thereto containing customary terms and conditions and otherwise in form and substance satisfactory to Creditor. The Stock shall be free and clear of all liens or other encumbrances (other than as contemplated by this Agreement) and shall immediately be eligible to be freely resold by Creditor pursuant to the Registration S0tatement. The security agreement will provide, among other things, that Creditor shall have the right to sell the Stock, or such portion of the Stock necessary to satisfy any principal and accrued interest amounts not paid on the due date thereof and that the balance of the Stock, or cash proceeds, if any, in excess of the outstanding principal and accrued interest, shall then be returned to Debtor. If all principal and interest shall have been paid by Debtor, either at the end of the term of the Note, or before such time, the Stock shall be returned to Debtor within 10 business days of the receipt of the final payment from Debtor.

5.General.
  --------

         (1) Amendment. This Amended Loan Agreement shall modify and supercede the Loan Agreement between debtor and Creditor dated November 17, 2000 and the exhibits thereto.

         (2)   Assignability. This Agreement may be assigned by Creditor only.

         (3) Governing Law; Jursidiction. Any dispute, disagreement, conflict of interpretation or claim arising out of or relating to this Agreement, or its enforcement, shall be governed by the laws of the State of New York. The Debtor and each individual party to this Agreement hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or the Note, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Each party hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or the Note in any court referred to above. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court. Each party to this Agreement irrevocably consents to service of process in the manner provided for notices below. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

         (4) Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement.

         (5) Headings. The headings and captions used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

         (6) Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision(s) shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision(s) were so excluded and shall be enforceable in accordance with its terms.

         (7) Waiver. Either party's failure to enforce any provision or provisions of this Agreement shall not in any way be construed as a waiver of any such provision or provisions, or prevent that party thereafter from enforcing each and every other provision of this Agreement.

         (8) Notices. All notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by facsimile, as follows:

                  If to Debtor:

                  c/o Hecht & Steckman, P.C.
                  60 East 42nd Street, Suite 501
                  New York, NY 10165-5101

                  Attention:  Darren L. Ofsink
                  Facsimile No: 212-490-3263

                  If to any individual shareholder:

                  c/o Hecht & Steckman, P.C.
                  60 East 42nd Street, Suite 501
                  New York, NY 10165-5101

                  Attention: Charles J. Hecht
                  Facsimile No: 212-490-3263

                  If to Creditor:

                  Orion Capital Incorporated
                  Sherway Executive Center
                  310 North Queen Street
                  Suite 103N
                  Etobicoke, Ontario M9C 5K4
                  Canada

                  Attention:        John Perkins
                  Facsimile No.: 416-620-7279


Except as otherwise provided in this Agreement, all such communications shall be deemed to have been duly given when transmitted by telecopier or personally delivered or, in the case of a mailed notice, upon receipt, in each case given or addressed as aforesaid. Any party hereto may change its address or facsimile number for notices and other communications hereunder by notice to the other parties hereto.

         In Witness Whereof, the parties hereto have executed this Agreement as of the date set forth above.

DEBTOR


TENGTU INTERNATIONAL CORP.








By:



Name:

Title:


INDIVIDUALS:


-----------------------------
         Zhang Fan Qi


-----------------------------
         Hai Nan


-----------------------------
         Jing Lian


-----------------------------
         Xiaofeng Lin


-----------------------------
         Pak Cheung




CREDITOR

ORION CAPITAL, INCORPORATED



By:

Name:

Title:

                                   SCHEDULE 1


Name                         Number of Shares           Certificate Numbers
----                         ----------------           -------------------

Zhang Fan Qi                 200,000                    882, 883, 884 and 885


Hai Nan                      200,000                            915


Jing Lian                    200,000                             910


Xiaofeng Lin                 200,000                             908


Pak Cheung                   200,000                             45